UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2011
GETTY REALTY CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13777 (Commission File Number)	11-3412575 (IRS Employer Identification No.)
125 Jericho Turnpike, Suite 103, Jericho, New York, 11753
(Address of principal executive offices) (ZIP Code)
Registrant’s telephone number, including area code: (516) 478-5400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
     On January 19, 2011, Getty Realty Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), pursuant to which the Company agreed to offer and sell 3,000,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 450,000 shares of Common Stock to cover over-allotments, if any. The net proceeds of the offering to the Company, after deducting the underwriting discount and estimated offering expenses, are expected to be approximately $79.7 million, exclusive of any proceeds attributable to the underwriters’ possible exercise of their over-allotment option. The Company expects to use the net proceeds of the offering for the repayment of outstanding indebtedness under its credit agreement and general corporate purposes. The Company will re-borrow amounts repaid under its credit agreement to fund future property acquisitions and for other general corporate purposes. While the Company evaluates acquisition and investment opportunities from time to time, it currently has no binding commitments or agreements relating to any such acquisition or investment. The closing of this offering is expected to occur on or about January 24, 2011, subject to customary closing conditions.
     The Company made certain customary representations, warranties and covenants concerning the Company and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Underwriting Agreement in this Item 1.01 are qualified in their entirety by reference to Exhibit 1.1.
     J.P. Morgan Securities LLC (formerly known as J.P. Morgan Securities Inc.) acted as sole bookrunner and sole lead arranger in connection with the Company’s $175.0 million amended and restated senior unsecured credit agreement (the “Credit Agreement”). In addition, affiliates of the Underwriters are lenders under the Credit Agreement and will receive a portion of the net proceeds from this offering.
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believes,” “expects,” “plans,” “projects,” “estimates,” “predicts” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and are not historical facts and include our statements relating to our intended use of proceeds for the offering. The forward-looking statements contained in this Current Report on Form 8-K, including with respect to the Company’s planned issuance of the shares of Common Stock (including the over-allotment option) are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. Certain factors that could cause actual results to differ materially from the Company’s expectations include market conditions and the ability to complete the proposed offering; owning and leasing real estate generally; material dependence on Getty Petroleum Marketing Inc. (“Marketing”) as a tenant; the impact of Marketing’s announced restructuring of its business; our inability to provide access to financial information about Marketing; the modification or termination of our nine properties leased under supplemental lease with Marketing (the “Marketing Leases”); Marketing paying its environmental obligations or changes in our assumptions for environmental liabilities related to the Marketing Leases; adverse developments in general business, economic or political conditions; competition for properties and tenants; performance of our tenants of their lease obligations; tenant non-renewal and our ability to re-let or sell vacant properties; the effects of taxation and change to other applicable standards or regulations; potential exposure related to pending lawsuits and claims; costs of completing environmental remediation and of compliance with environmental legislation and regulations; our exposure to counterparty risk and our ability to effectively manage or mitigate this risk; the loss of a member or members of our management team; the impact of our electing to be treated as a real estate investment trust (“REIT”) under the federal income tax laws, including subsequent failure to qualify as a REIT; owning real estate primarily concentrated in the Northeast and Mid-Atlantic regions of the

United States; substantially all of our tenants depending on the same industry for their revenues; potential future acquisitions; losses not covered by insurance; our dependence on external sources of capital; generalized credit market dislocations and contraction of available credit; our business operations generating sufficient cash for distributions or debt service; changes in interest rates and our ability to manage or mitigate this risk effectively; our potential inability to pay dividends; changes to our dividend policy; changes in market conditions; adverse effect of inflation; the uncertainty of our estimates, judgments and assumptions associated with our accounting policies and methods; terrorist attacks and other acts of violence and war; and other risks detailed in the Company’s Annual Report on Form 10-K and described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement, dated January 19, 2011, between the Company, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of DLA Piper LLP (US) regarding the legality of the Common Stock.

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters.

99.1	Press release announcing the pricing of the underwritten offering dated January 19, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.
By:	/s/ Thomas J. Stirnweis
	Name:	Thomas J. Stirnweis
	Title:	Vice President, Treasurer and Chief Financial Officer

Date: January 21, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated January 19, 2011, between the Company, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed on Schedule 1 thereto.

Exhibit 5.1	Opinion of DLA Piper LLP (US) regarding the legality of the Common Stock.

Exhibit 8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters.

Exhibit 99.1	Press release announcing the pricing of the underwritten offering dated January 19, 2011.

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